Exhibit 99.1

UNITED ONLINE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Overview

Effective at 12:01 a.m. Eastern Daylight Time (‘‘EDT’’) on November 1, 2013, United Online, Inc. (the “Company” or “United Online”) completed the separation of its businesses into two independent, publicly-traded companies: United Online, Inc., which consists of the businesses of the Company’s Content & Media and Communications segments, and FTD Companies, Inc. (“FTD Companies”), which consists of the domestic and international operations of the Company’s FTD segment (the ‘‘FTD Spin-Off Transaction’’).

Basis of Presentation

The unaudited pro forma condensed consolidated financial statements reflect adjustments to the Company’s historical financial results in connection with the FTD Spin-Off Transaction. The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes.

The unaudited pro forma condensed consolidated statements of operations give effect to the FTD Spin-Off Transaction as if it occurred on January 1, 2010. The unaudited pro forma condensed consolidated balance sheet gives effect to the FTD Spin-Off Transaction as if it occurred as of September 30, 2013, the Company’s latest balance sheet date. The pro forma adjustments are described in the accompanying notes and include the following:

•                  the elimination of the FTD segment;

•                  the transfer of certain personnel and immaterial assets of United Online Software Development (India) Private Limited, a wholly-owned subsidiary of United Online, primarily dedicated to servicing FTD Companies’ business to a newly-formed India subsidiary of FTD Companies in exchange for a cash payment in an amount equal to the fair value of such assets;

•                  the removal of non-recurring FTD Spin-Off Transaction costs;

•                  the removal of intercompany activity; and

•                  the one-for-seven reverse split of United Online common stock, which became effective at 11:59 p.m. EDT on October 31, 2013.

The pro forma adjustments are based on available information and assumptions that the Company’s management believes are reasonable. The pro forma adjustments may differ from those that will be calculated to report the Company’s discontinued operations in United Online’s future filings.  The unaudited pro forma condensed consolidated financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what United Online’s results of operations or balance sheet would have been had the FTD Spin-Off Transaction occurred on the dates indicated. The unaudited pro forma condensed consolidated financial information also should not be considered representative of United Online’s future results of operations or financial position.

UNITED ONLINE, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

(in thousands, except per share amounts)

	United Online Historical	FTD Segment (a)	Pro Forma Adjustments		Pro Forma United Online
Revenues:
Products	$376,202	$(370,980)	$—		$5,222
Services	267,644	(102,109)	215	(b)	165,750
Total revenues	643,846	(473,089)	215		170,972
Operating expenses:
Cost of revenues—products	289,317	(283,428)	—		5,889
Cost of revenues—services	63,738	(14,519)	210	(c)	49,429
Sales and marketing	121,730	(79,195)	4	(d)	42,539
Technology and development	36,406	(11,817)	—		24,589
General and administrative	74,486	(31,364)	(1,813	)(e)	41,309
Amortization of intangible assets	22,586	(18,524)	—		4,062
Contingent consideration—fair value adjustment	(5,124)	—	—		(5,124)
Restructuring and other exit costs	2,503	—	—		2,503
Impairment of goodwill, intangible assets and long-lived assets	50,221	—	—		50,221
Total operating expenses	655,863	(438,847)	(1,599)		215,417
Operating income (loss)	(12,017)	(34,242)	1,814		(44,445)
Interest income	619	(496)	—		123
Interest expense	(10,450)	10,450	—		—
Other income, net	550	(265)	—		285
Income (loss) before income taxes	(21,298)	(24,553)	1,814		(44,037)
Provision for (benefit from) income taxes	9,563	(8,467)	(825	)(f)	271
Net income (loss)	$(30,861)	$(16,086)	$2,639		$(44,308)
Income allocated to participating securities	(1,015)	—	—		(1,015)
Net income (loss) attributable to common stockholders	$(31,876)	$(16,086)	$2,639		$(45,323)
Basic net income (loss) per common share	$(0.35)				$(3.44	)(l)
Shares used to calculate basic net income (loss) per common share	92,247				13,178	(l)
Diluted net income (loss) per common share	$(0.35)				$(3.44	)(l)
Shares used to calculate diluted net income (loss) per common share	92,247				13,178	(l)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNITED ONLINE, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

(in thousands, except per share amounts)

	United Online Historical	FTD Segment (a)	Pro Forma Adjustments		Pro Forma United Online
Revenues:
Products	$363,956	$(359,151)	$—		$4,805
Services	287,944	(101,185)	316	(b)	187,075
Total revenues	651,900	(460,336)	316		191,880
Operating expenses:
Cost of revenues—products	279,726	(275,753)	—		3,973
Cost of revenues—services	66,192	(15,042)	312	(c)	51,462
Sales and marketing	130,571	(78,588)	5	(d)	51,988
Technology and development	35,363	(11,198)	—		24,165
General and administrative	72,199	(26,306)	(1,738	)(e)	44,155
Amortization of intangible assets	22,659	(19,092)	—		3,567
Contingent consideration—fair value adjustment	(1,387)	—	—		(1,387)
Restructuring and other exit costs	14	—	—		14
Total operating expenses	605,337	(425,979)	(1,421)		177,937
Operating income	46,563	(34,357)	1,737		13,943
Interest income	962	(564)	—		398
Interest expense	(10,301)	10,301	—		—
Other income, net	768	(474)	—		294
Income before income taxes	37,992	(25,094)	1,737		14,635
Provision for income taxes	12,512	(8,314)	643	(f)	4,841
Net income	$25,480	$(16,780)	$1,094		$9,794
Income allocated to participating securities	(895)	—	—		(895)
Net income attributable to common stockholders	$24,585	$(16,780)	$1,094		$8,899
Basic net income per common share	$0.27				$0.69	(l)
Shares used to calculate basic net income per common share	90,311				12,902	(l)
Diluted net income per common share	$0.27				$0.69	(l)
Shares used to calculate diluted net income per common share	90,379				12,941	(l)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNITED ONLINE, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(in thousands, except per share amounts)

	United Online Historical	FTD Segment (a)	Pro Forma Adjustments		Pro Forma United Online
Revenues:
Products	$484,236	$(477,579)	$—		$6,657
Services	386,647	(135,935)	396	(b)	251,108
Total revenues	870,883	(613,514)	396		257,765
Operating expenses:
Cost of revenues—products	374,438	(366,935)	—		7,503
Cost of revenues—services	90,149	(19,811)	388	(c)	70,726
Sales and marketing	172,393	(104,913)	8	(d)	67,488
Technology and development	47,996	(15,052)	—		32,944
General and administrative	97,615	(34,415)	(3,437	)(e)	59,763
Amortization of intangible assets	30,493	(25,543)	—		4,950
Contingent consideration—fair value adjustment	(836)	—	—		(836)
Restructuring and other exit costs	91	—	—		91
Impairment of goodwill, intangible assets and long-lived assets	26,910	—	—		26,910
Total operating expenses	839,249	(566,669)	(3,041)		269,539
Operating income (loss)	31,634	(46,845)	3,437		(11,774)
Interest income	1,310	(750)	—		560
Interest expense	(13,562)	13,562	—		—
Other income, net	886	(627)	—		259
Income (loss) before income taxes	20,268	(34,660)	3,437		(10,955)
Provision for (benefit from) income taxes	7,464	(11,421)	1,272	(f)	(2,685)
Net income (loss)	$12,804	$(23,239)	$2,165		$(8,270)
Income allocated to participating securities	(1,225)	—	—		(1,225)
Net income (loss) attributable to common stockholders	$11,579	$(23,239)	$2,165		$(9,495)
Basic net income (loss) per common share	$0.13				$(0.73	)(l)
Shares used to calculate basic net income (loss) per common share	90,469				12,924	(l)
Diluted net income (loss) per common share	$0.13				$(0.73	)(l)
Shares used to calculate diluted net income (loss) per common share	90,564				12,924	(l)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNITED ONLINE, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(in thousands, except per share amounts)

	United Online Historical	FTD Segment (a)	Pro Forma Adjustments		Pro Forma United Online
Revenues:
Products	$455,362	$(454,207)	$—		$1,155
Services	442,323	(133,042)	523	(b)	309,804
Total revenues	897,685	(587,249)	523		310,959
Operating expenses:
Cost of revenues—products	352,207	(351,991)	—		216
Cost of revenues—services	94,166	(19,725)	521	(c)	74,962
Sales and marketing	166,760	(97,605)	2	(d)	69,157
Technology and development	49,847	(14,450)	—		35,397
General and administrative	104,369	(32,776)	—		71,593
Amortization of intangible assets	30,455	(25,188)	—		5,267
Restructuring and other exit costs	5,677	(876)	—		4,801
Total operating expenses	803,481	(542,611)	523		261,393
Operating income	94,204	(44,638)	—		49,566
Interest income	1,536	(1,253)	—		283
Interest expense	(23,075)	22,898	—		(177)
Other income, net	2,643	(1,740)	—		903
Income before income taxes	75,308	(24,733)	—		50,575
Provision for income taxes	23,639	(6,709)	—		16,930
Net income	$51,669	$(18,024)	$—		$33,645
Income allocated to participating securities	(1,990)	—	640	(n)	(1,350)
Net income attributable to common stockholders	$49,679	$(18,024)	$640		$32,295
Basic net income per common share	$0.56				$2.55	(l)
Shares used to calculate basic net income per common share	88,478				12,640	(l)
Diluted net income per common share	$0.56				$2.54	(l)
Shares used to calculate diluted net income per common share	88,631				12,728	(l)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNITED ONLINE, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(in thousands, except per share amounts)

	United Online Historical	FTD Segment (a)	Pro Forma Adjustments		Pro Forma United Online
Revenues:
Products	$420,470	$(420,470)	$—		$—
Services	500,083	(134,106)	453	(b)	366,430
Total revenues	920,553	(554,576)	453		366,430
Operating expenses:
Cost of revenues—products	327,963	(328,068)	—		(105)
Cost of revenues—services	103,228	(19,497)	104	(c)	83,835
Sales and marketing	175,865	(94,230)	349	(d)	81,984
Technology and development	54,517	(13,890)	—		40,627
General and administrative	111,471	(34,912)	—		76,559
Amortization of intangible assets	32,110	(26,008)	—		6,102
Restructuring and other exit costs	2,815	(1,574)	—		1,241
Total operating expenses	807,969	(518,179)	453		290,243
Operating income	112,584	(36,397)	—		76,187
Interest income	1,673	(1,426)	—		247
Interest expense	(24,900)	23,963	—		(937)
Other income, net	452	(426)	—		26
Income before income taxes	89,809	(14,286)	—		75,523
Provision for (benefit from) income taxes	36,188	(858)	—		35,330
Net income	$53,621	$(13,428)	$—		$40,193
Income allocated to participating securities	(3,229)	—	891	(n)	(2,338)
Net income attributable to common stockholders	$50,392	$(13,428)	$891		$37,855
Basic net income per common share	$0.58				$3.07	(l)
Shares used to calculate basic net income per common share	86,429				12,347	(l)
Diluted net income per common share	$0.58				$2.98	(l)
Shares used to calculate diluted net income per common share	87,062				12,713	(l)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNITED ONLINE, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2013

(in thousands)

	United Online Historical	FTD Segment (a)	Pro Forma Adjustments		Pro Forma United Online
Assets
Current assets:
Cash and cash equivalents	$100,787	$(28,347)	$391	(g)	$72,831
Accounts receivable, net of allowance for doubtful accounts	41,407	(27,201)	2,920	(h)	17,126
Inventories	14,280	(6,084)	—		8,196
Deferred tax assets, net	18,404	(6,056)	139	(f)	12,487
Other current assets	14,881	(5,975)	(336	)(i)	8,570
Total current assets	189,759	(73,663)	3,114		119,210
Property and equipment, net	53,077	(31,212)	(55	)(j)	21,810
Goodwill	406,582	(338,743)	—		67,839
Intangible assets, net	191,522	(175,367)	—		16,155
Deferred tax asset, net	—	—	30,858	(k)	30,858
Other assets	15,988	(14,826)	(401	)(f)	761
Total assets	$856,928	$(633,811)	$33,516		$256,633
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$54,855	$(38,867)	$—		$15,988
Accrued liabilities	49,561	(23,149)	(244	)(f)	26,168
Net intercompany payables	—	(2,920)	2,920	(h)	—
Member redemption liability	14,781	—	—		14,781
Deferred revenue	45,817	(7,050)	—		38,767
Total current liabilities	165,014	(71,986)	2,676		95,704
Member redemption liability	6,215	—	—		6,215
Deferred revenue	2,092	(96)	—		1,996
Long-term debt	220,000	(220,000)	—		—
Deferred tax liabilities, net	24,025	(54,883)	30,858	(k)	—
Other liabilities	9,295	(3,125)	(18	)(f)	6,152
Total liabilities	426,641	(350,090)	33,516		110,067
Commitments and contingencies
Stockholders’ equity:
Common stock	9	—	(8	)(m)	1
Additional paid-in capital	501,115	(381,790)	8	(m)	119,333
Accumulated other comprehensive loss	(23,983)	21,423	—		(2,560)
Retained earnings (accumulated deficit)	(46,854)	76,646	—		29,792
Total stockholders’ equity	430,287	(283,721)	—		146,566
Total liabilities and total stockholders’ equity	$856,928	$(633,811)	$33,516		$256,633

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNITED ONLINE, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLDIATED FINANCIAL STATEMENTS

(a)         Adjustments reflect the results of operations, assets, liabilities, and equity of FTD Companies and its subsidiaries (collectively, “FTD”), formerly the domestic and international operations of the Company’s FTD segment. Indirect overhead cost allocations are not included in these adjustments. The provision for income taxes was determined using U.S. GAAP intraperiod allocation rules.

(b)         Adjustments reflect intercompany revenues from FTD Companies, which were eliminated in consolidation and therefore not included in United Online’s historical results. Revenues from FTD Companies are expected to continue to be earned, although at a higher margin, at least in the near term.

(c)          Adjustments reflect intercompany cost of revenues associated with the intercompany revenues described in Note (b).

(d)         Adjustments reflect intercompany sales and marketing costs associated with the intercompany revenues described in Note (b).

(e)          Adjustments reflect the removal of non-recurring FTD Spin-Off Transaction costs which were directly related to the separation.

(f)           Adjustment reflects the tax effect of the pro forma adjustments at the applicable combined federal and state statutory income tax rates of 37%, adjusted for the treatment of certain costs related to the FTD Spin-Off Transaction as a permanent difference beginning in 2013.

(g)          Adjustment reflects the cash received from FTD Companies for the transfer of certain assets of United Online Software Development (India) Private Limited to a newly-formed India subsidiary of FTD Companies.

(h)         Adjustment reflects the reclassification of net intercompany payables to accounts receivable, net of allowance for doubtful accounts.

(i)             Adjustment reflects the transfer of certain software licenses to FTD Companies.

(j)            Adjustment reflects the transfer of certain fixed assets of United Online Software Development (India) Private Limited to a newly-formed Indian subsidiary of FTD Companies.

(k)         Adjustment reflects the reclassification of deferred tax liabilities, net to other assets.

(l)             The pro forma basic and diluted net income per common share reflects the one-for-seven reverse split of United Online common stock.

(m)     Adjustment reflects the reclassification of common stock amount to additional paid-in capital to reflect the one-for-seven reverse split of United Online common stock.

(n)         Adjustment reflects an update to income allocated to participating securities due to change in net income for the period presented.